Exhibit 10.3
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 17, 2021 (this “Amendment”), is among STAGWELL MARKETING GROUP LLC (“Stagwell Marketing”), MIDAS OPCO HOLDINGS LLC (“MDC Partners”), MAXXCOM LLC (“Maxxcom”; together with Stagwell Marketing and MDC Partners, each individually, a “Borrower” and collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, each Issuing Bank party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of August 2, 2021 (the “Existing Credit Agreement”; and the Credit Agreement as amended by this Amendment and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent;
WHEREAS, the Borrowers have requested that the Lenders, the Issuing Banks, and the Administrative Agent agree to amend the Credit Agreement to amend certain provisions of the Existing Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, the Lenders constituting the Required Lenders, together with each Issuing Bank, and the Administrative Agent are willing to agree to such amendments relating to the Existing Credit Agreement.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Definitions. Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE II
AMENDMENTS
SECTION 1.1. Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Alternative Currency” and “LC Exposure” in their entirety and replacing them with the following:
““Alternative Currency” means Sterling or Euro, or, with respect to Letters of Credit only, Saudi Riyal and any additional currencies determined after the First Amendment Effective Date by mutual agreement of the Borrowers, the applicable Issuing Bank and the Administrative Agent.”
““LC Exposure” means, at any time, the sum of the U.S. LC Exposure, the Sterling LC Exposure, the Euro LC Exposure, the Saudi Riyal LC Exposure, and the Additional Currency LC Exposure.”
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SECTION 1.2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
““Additional Currency LC Disbursement” means a payment made by the Issuing Bank pursuant to an Additional Currency Letter of Credit.
““Additional Currency LC Exposure” means, at any time, the sum of (a) the aggregate amount of all Additional Currency Letters of Credit at such time plus (b) the aggregate amount of all Additional Currency LC Disbursements that have not yet been reimbursed by or on behalf of a Borrower at such time.”
““Additional Currency Letter of Credit” means a Letter of Credit to be issued by the Issuing Bank in an Alternative Currency that has been agreed among the Borrowers, the applicable Issuing Bank and the Administrative Agent after the First Amendment Effective Date.”
““Saudi Riyal” means the lawful currency of Saudi Arabia.”
““Saudi Riyal LC Disbursement” means a payment made by the Issuing Bank pursuant to a Saudi Riyal Letter of Credit.”
““Saudi Riyal LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Saudi Riyal Letters of Credit at such time plus (b) the aggregate amount of all Saudi Riyal LC Disbursements that have not yet been reimbursed by or on behalf of a Borrower at such time.”
““Saudi Riyal Letter of Credit” means a Letter of Credit to be issued by the Issuing Bank in Saudi Riyal on behalf of a Borrower.”
““Saudi Riyal Sublimit” means the Dollar Equivalent Amount of $2,500,000.”
SECTION 1.3. Section 1.04(c) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:
“(c)    The Administrative Agent or other applicable Agents shall determine the Spot Rate as of each Revaluation Date to be used for calculating Dollar Equivalent Amounts of Obligations denominated in Euro, Sterling, Saudi Riyal, or any other Alternative Currency. Such Spot Rate shall become effective as of such Revaluation Date and shall be the Spot Rate employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower Representative hereunder, the applicable amount of any currency for purposes of the Loan Documents shall be such Dollar Equivalent Amount as so determined by the Administrative Agent or other applicable Agent, and such determination shall be conclusive absent manifest error.”
SECTION 1.4. Section 2.01 of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:
“SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender severally (and not jointly) agrees to make U.S. Loans, Euro Loans and Sterling Loans to the Borrowers, in each case, from time to time during the Availability Period in an aggregate principal amount that will not result (after giving effect to any application of proceeds of such Borrowing pursuant to Section 2.10(a)) in any of the following:
(a)    such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment;
(b)    the Aggregate Revolving Exposure exceeding the aggregate Revolving Commitments;
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(c)    the sum of (v) the Foreign Outstandings plus (w) the Sterling LC Exposure plus (x) the Euro LC Exposure plus (y) the Saudi Riyal LC Exposure plus (z) the Additional Currency LC Exposure at any time exceeding the Foreign Currency Sublimit;
(d)    the sum of (x) Sterling Outstandings plus (y) the Sterling LC Exposure at any time exceeding the Sterling Sublimit; or
(e)    the sum of (x) the Euro Outstandings plus (y) the Euro LC Exposure at any time exceeding the Euro Sublimit.
Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and re-borrow Revolving Loans.”
SECTION 1.5. The first sentence of Section 2.06(a) of the Credit Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:
“Subject to the terms and conditions set forth herein, the Borrower Representative, on behalf of a Borrower, may request the issuance of Letters of Credit denominated in dollars, Euro, Sterling, Saudi Riyal, or any other Alternative Currency as the Borrower Representative may elect, subject to the Foreign Currency Sublimit, as the applicant thereof for the support of the obligations of any Borrower or any Subsidiary thereof, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period and the applicable Issuing Bank may agree, but shall have no obligation to issue such Letter of Credit.”
SECTION 1.6. The third sentence of Section 2.06(b) of the Credit Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:
“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) (x) the LC Exposure shall not exceed the Dollar Equivalent Amount of $50,000,000 and (y) the sum of the Sterling LC Exposure, the Euro LC Exposure, the Saudi Riyal LC Exposure, and the Additional Currency LC Exposure shall not exceed the Foreign LC Sublimit, (ii) no Revolving Lender’s Revolving Exposure shall exceed its Revolving Commitment and (iii) the Aggregate Revolving Exposure shall not exceed the aggregate Revolving Commitments.”
ARTICLE III
CONDITIONS TO EFFECTIVENESS
SECTION 3.1. Effective Date. The effectiveness of this Amendment shall be subject to the satisfaction or waiver of the following conditions precedent (the date upon which this Amendment becomes effective, the “First Amendment Effective Date”):
A.Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties, (ii) a counterpart signature page of this Amendment from each Lender constituting the Required Lenders and (iii) a counterpart signature page of this Amendment from each Issuing Bank.
B.Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which
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case such representations and warranties were true and correct in all material respects on and as of such earlier date.
C.No Event of Default. As of the First Amendment Effective Date, no event has occurred and is continuing or would immediately result from the effectiveness of the First Amendment that would constitute an Event of Default or a Default.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
SECTION 4.1.     Representations and Warranties. To induce the Administrative Agent, Lenders, and Issuing Banks to execute and deliver this Amendment, each Loan Party hereby represents and warrants to each Lender on the First Amendment Effective Date that:
A.each representation and warranty of the Loan Parties set forth in Article III of the Credit Agreement and in each other Loan Document is true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date;
B.no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default; and
C.the execution, delivery, performance or effectiveness of this Amendment will not (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, or (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

ARTICLE V
MISCELLANEOUS
SECTION 3.1. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 3.2. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 3.3. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.
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SECTION 3.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 3.5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g., pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, “delivery” and words of like import in this Amendment shall be deemed to be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 3.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 3.7. Jurisdiction; Waiver of Jury Trial. The provisions of Sections 9.09 and 9.10 of the Credit Agreement pertaining to consent to jurisdiction, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
SECTION 3.8. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Loan Parties which would require the consent of the Lenders under the Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.
[Signature pages follow]

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    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWERS:    STAGWELL MARKETING GROUP LLC

By: /s/ Ryan Greene
Name: Ryan Greene
Title: Authorized Signer

MIDAS OPCO HOLDINGS LLC

By: /s/ Frank Lanuto
Name: Frank Lanuto
Title: Authorized Signer

    MAXXCOM LLC

By: /s/ Frank Lanuto
Name: Frank Lanuto
Title: Authorized Signer

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

GUARANTORS:    STAGWELL MARKETING GROUP HOLDINGS LLC
STAGWELL PERFORMANCE MARKETING & DIGITAL TRANSFORMATION LLC
PMX AGENCY LLC
SKDKNICKERBOCKER LLC
CODE AND THEORY LLC
CODE AND THEORY (SF) LLC
MEDIACURRENT INTERATIVE SOLUTIONS, LLC
RHYTHM INTERACTIVE LLC
STAGWELL MARKET RESEARCH LLC
HARRIS INSIGHTS AND ANALYTICS LLC
SCOUT MARKETING LLC
NATIONAL RESEARCH GROUP, INC.
MULTI-VIEW HOLDINGS INC.
MULTI-VIEW, INC.
CONTENT MANAGEMENT CORPORATION
HARRISX LLC
GRASON AGENCY LLC
TARGETED VICTORY, LLC
TARGETED HOLDINGS LLC
FORWARDPMX GROUP LLC
STAGWELL MARKETING COMMUNICATIONS LLC
THE SEARCH AGENCY INC.
STAGWELL PERFORMANCE MARKETING INC.
GRASON AGENCY GROUP LLC
SLOANE & COMPANY LLC
KETTLE SOLUTIONS LLC
MMI AGENCY, LLC
CODE AND THEORY SOUTH AMERICA LLC
TRUELOGIC SOFWARE LLC
As to all of the above

By: /s/ Ryan Greene
Name: Ryan Greene
Title: Authorized Signer

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

    MDC CORPORATE (US) LLC
    ANOMALY PARTNERS LLC
    A-ALLIANCE LLC
    CRISPIN PORTER & BOGUSKY LLC
    TARGETCAST LLC
    GALE PARTNERS LLC
    Y MEDIA LABS LLC
    72ANDSUNNY PARTNERS, LLC
    COLLE & MCVOY LLC
    CONCENTRIC PARTNERS LLC
    DONER PARTNERS LLC
    HPR PARTNERS, LLC
    YAMAMOTO, LLC
    UNIQUE INFLUENCE PARTNERS LLC
    ALLEGORY LLC
    ANOMALY PARTNERS LA LLC
    MONO ADVERTISING, LLC
    72ANDSUNNY MIDCO LLC
    As to all of the above

By: /s/ Frank Lanuto
Name: Frank Lanuto
Title: Authorized Signer

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

    JPMORGAN CHASE BANK, N.A., as Administrative Agent, Lender and an Issuing Bank

By: /s/ Daniel K. Reagle
Name: Daniel K. Reagle
Title: Authorized Signer

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

    CITIZENS BANK, N.A., as a Lender

By: /s/ Jamie Salas
Name: Jamie Salas
Title: SVP

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

    BANK OF AMERICA, N.A., as a Lender

By: /s/ Jessica Cullen
Name: Jessica Cullen
Title: Vice President

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

FIFTH THIRD BANK, N.A., as a Lender

By:/s/ Glen Mastey
Name: Glen Mastey
Title: Managing Director

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

M&T BANK, as a Lender

By:/s/ Drake Stuniar
Name: Drake Stuniar
Title: Vice President

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender and an
Issuing Bank

By:/s/ Katherine A Marcotte
Name: Katherine A. Marcotte
Title: Senior Vice President

[JPMC/Stagwell – First Amendment to A&R Credit Agreement]